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                                                                    Exhibit 10.4


                              CONSULTING AGREEMENT

This agreement is entered into as of the 2nd day of January, 2002 by and between Northwest Ethanol, LLC, and Ohio Limited Liability Company ("NWE" or the "Company") and James E. Stewart ("Stewart" or the "Consultant").

Whereas, Company desires to retain the services of Consultant and Consultant agrees to perform such services the parties agree as follows:

     1. Consultant shall provide non-exclusive consulting services to the Company.

     2. Consultant will provide services on an as-needed basis through consultation with Company representatives. Such services will relate to Company's efforts to build and operate a fuel-grade ethanol plant and shall relate to Consultant's experience in the industry. Such services will include but not be limited to input related to plant design, financing, and operation.

     3. The parties estimate that the services will require an approximate average of 20 hours per week. Compensation will be based on actual hours.

     4. Company shall compensate Consultant at an hourly rate of $50 per hour plus out-of-pocket expenses. Consultant will not be compensated for travel time on an hourly basis. Consultant will be paid $400 per trip to the State of Ohio plus out-of-pocket expenses in Ohio.

     5.   Consultant will invoice Company for services on a monthly basis.


By executing this document the undersigned represent they are authorized to bind the parties to the terms hereof.


Consultant                                                    Company


by:  /s/ James E. Stewart                       by:   /s/ William A. Cleland
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printed:  James E. Stewart                      printed: William A. Cleland
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                                                title:   President
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